UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 20, 2005

El Paso Electric Company

(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas	79901
(Address of principal executive offices)	(Zip Code)

(915) 543-5711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

    Item 8.01 — Other Events

On December 20, 2005, Julius F. Bates, Chief Operating Officer of El Paso Electric Company (the “Company”), adopted a prearranged stock trading plan (the “Plan”) pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Mr. Bates holds options to purchase 100,000 shares of common stock of the Company (the “Options”) which were granted on June 11, 1996 and which expire on June 10, 2006 unless exercised prior to such date. The Options have an exercise price of $5.56 per share. Under the Plan, Mr. Bates has instructed his brokerage firm to exercise the Options and sell all of the resulting shares at market price pursuant to a predetermined formula.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ GARY D. SANDERS
Gary D. Sanders Interim General Counsel and Assistant Corporate Secretary

Dated:  December 21, 2005